Exhibit 10.26

SECURITY AGREEMENT-PLEDGE

ARTICLE 1
GENERAL RECITALS

Identification of Parties

This Security Agreement-Pledge (this “Agreement”) is dated as of December 8, 2023 (the “Effective Date”) and is entered into between XCF Global Capital, Inc., a Nevada corporation whose principal address is 5170 Golden Foothill Parkway, El Dorado Hills, California 95762, referred to in this Agreement as (“Pledgor”), and RESC Renewables Holdings, LLC, a Nevada limited liability company whose principal address is 14830 Kivett Ln, Reno, NV 89521, referred to in this Agreement as (“Secured Party”). Pledgor and Secured Party are sometimes hereinafter referred to together as the “Parties” and individually as a “Party’’.

Debt

1.01.        Pledgor is indebted to Secured Party, as evidenced by that certain secured convertible promissory note dated of even date herewith in the principal amount of $100,000,000 (“Promissory Note”) delivered by Pledgor to the Secured Party in connection with that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of December 8, 2023.

Nature of Agreement

1.02.        Pledgor and Secured Party desire that Pledgor grant to the Secured Party a security interest in the Collateral described in Paragraph 2.02 of this Agreement as collateral for Pledgor’s performance of the terms and conditions of the Promissory Note and other obligations set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the Pledgor and Secured Party agree as follows:

ARTICLE 2
PLEDGE

Security Interest

2.01.        Pledgor creates and grants to the Secured Party a continuing security interest in the Collateral described in Paragraph 2.02 of this Agreement to secure the payment and performance of the obligations of Pledgor to the Secured Party set forth in Paragraph 2.03 of this Agreement.

Description of Collateral

2.02.

(a)              This Agreement creates a first lien perfected security interest in favor of Secured Party in all of the membership interests of New Rise Renewables, LLC, a Delaware limited liability company, and all of the membership interests of New Rise Renewables Reno, LLC, a Delaware limited liability company, owned by Pledgor (such membership interests are collectively referred to as the “Equity”); and all right, title and interest of Pledgor, whether now owned or hereafter acquired, in and to Pledgor’s right to receive profits, income, proceeds, monies and distributions, arising, directly or indirectly out of Pledgor’s interest in the Equity (together with the Equity, collectively referred to as the “Collateral’”).

(b)              Notwithstanding the foregoing, if the Promissory Note has been paid in full (either through cash payments or a conversion), then this Agreement and the security interest represented therein shall terminate.

Obligations Secured

2.03.        The security interest created by this Agreement secures the following obligations (the “Obligations”):

(a)              Payment of the indebtedness evidenced by, and performance and discharge of every covenant, condition, and agreement contained in the Promissory Note, and any and all modifications, extensions, or renewals of the Promissory Note.

(b)              Performance and discharge of every obligation, covenant, and agreement of Pledgor contained in this Agreement and in the Purchase Agreement.

(c)              “Obligation Documents” means the Promissory Note of Pledgor to Secured Party and the Purchase Agreement and all other agreements, documents and/or instruments by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, legal opinions and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

Representations and Warranties of Pledger

2.04.

(a)               Pledgor warrants and represents that the Collateral represents all of the membership interests of New Rise Renewables, LLC acquired by Pledgor from the Secured Party and in all of the membership interests of New Rise Renewables Reno, LLC, a Delaware limited liability company, owned by Pledgor; that Pledgor has good and marketable title to the Collateral and that the Collateral is free and clear of any security interests, liens, restrictions, or encumbrances, or adverse claims, other than the security interest created by this Agreement, and that Pledgor has full right and power to transfer or pledge the Collateral to the Secured Party free and clear of any interests described in this paragraph, and to enter into and carry out this Agreement.

(b)              Pledgor has not heretofore signed any financing statement, and no financing statement is now on file in any public office covering the Collateral. Pledgor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral; and at the request of Secured Party, Pledgor will join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in fonn satisfactory to Secured Party.

(c)               Pledgor will not sell, transfer or dispose of any portion of the Collateral, except to Secured Party, unless Secured Party consents to such sale, transfer or disposition in writing, in advance.

(d)              Pledgor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in, or emanating from, this Security Agreement.

(e)               Pledgor shall keep the Collateral, including any proceeds therefrom, free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party.

(f)               Neither the ownership nor the intended use of the Collateral by Pledgor, nor the grant of the security interest by Pledgor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic, or to Pledgor’s actual knowledge, foreign law, statute, rule or regulation, or (b) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder, except the other security interests of record on the date hereof.

(g)               Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Obligations.

(h)              Pledgor will maintain good and marketable title to all Collateral free and clear of a11 liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause to be terminated any financing statement or other security instrument with respect to the Collateral, except such as may have been filed in favor of Secured Party. Pledgor will defend Secured Party’s right, title and special property and security interest in and to the Collateral against the claims of any Person.

(i)                Pledgor will, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

(j)                Pledgor will furnish to Secured Party any information which Secured Party may from time to time reasonably request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral.

(k)              Pledgor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid. might become a lien or charge upon the Collateral or any part thereof. Pledgor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings.

(l)                Pledgor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease, mortgage or otherwise dispose of any of the Collateral unless the Promissory Note is simultaneously paid in full, nor will Pledgor grant a lien or security interest in or execute. file or record any financing statement or other security instrument with respect to the Collateral, nor will Pledgor deliver actual or constructive possession of the Collateral to any other Person, other than liens, security interests or financing statements in favor of Secured Party.

(m)             Pledgor will not take or fail to take any action for the purpose of impairing the enforceability of Secured Party’s security interest in any Collateral.

(n)              Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed by Secured Party and Pledgor consents to any such actions.

(o)              Pledgor will not cause or permit any chattel paper, documents or instruments which are included in the Collateral to at any time be in the actual or constructive possession of any Person other than Pledgor or Secured Party.

ARTICLE 3
DEFAULT; RIGHTS OF SECURED PARTY

Event of Default

3.01.        As used in this Agreement, “Event of Default” shall have the meaning subscribed to such term in the Promissory Note.

Secured Party’s Rights and Remedies

3.02.        Secured Party shall have all of the following rights regardless of the existence of any Event of Default.

(a)               This Agreement, Secured Party’s rights hereunder, or the indebtedness hereby secured may be assigned from time to time.

(b)             Secured Party may execute, sign, endorse, transfer or deliver in the name of Pledgor any documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Agreement. Pledgor hereby irrevocably appoints Secured Party as Pledgor’s attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party’s discretion, after the occurrence and continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

(c)               Secured Party shall have no liability with respect to the Collateral, including, without limitation, any obligation for cash calls.

3.03.        Upon an Event of Default, the Secured Party may foreclose the security interest in either of the following ways:

(a)               Provided that the Secured Party gives notice to the Pledgor, and the Pledgor fails to object within five (5) days of receipt of such notice, the Secured Party may retain all of the Collateral in full satisfaction of the Obligations.

(b)              Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the rights and remedies of a Secured Party under the Uniform Commercial Code of Nevada, including without limitation thereto, the right to sell, at public or private sale or sales, or otherwise dispose of or utilize the collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, at such prices and on such terms as Secured Party may deem reasonable under the circumstances upon notice to Pledgor after an Event of Default. Secured Party will send Pledgor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made in accordance with the applicable provisions of the Uniform Commercial Code. The requirement of sending reasonable notice shall be met if (i) such notice is mailed, postage prepaid, to Pledgor at the address designated on the first page of this Security Agreement (or at such other address as Pledgor shall have designated as its address for receipt of notices hereunder in a writing duly received by Secured Party) at least fifteen (15) days before the time of the sale or disposition and (ii) such notice is sent via e-mail to Pledgor. Expenses of retaking, holding, selling or the like shall include Secured Party’s reasonable attorney’s fees and legal expenses, and Pledgor agrees to pay such expenses, plus interest thereon at a rate of 12.0% per annum from the date such expenses are incurred until repaid. Pledgor shall remain liable for any deficiency.

(c)              No delays or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

Additional .Agreements

3.04.

(a)              The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released, until all the Obligations secured hereby have been paid in full. Any future assignment or attempted assignment of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to see or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

(b)              This Agreement shall not be construed as relieving Pledgor from full personal liability on the Obligations secured hereby and for any deficiency thereon.

(c)               This Agreement creates a continuing security interest in the Collateral and shall be binding on Pledgor and Pledgor’s successors.

(d)              In the event that the Secured Party forecloses upon the Collateral, the Secured Party shall also immediately return to the Pledgor (i) all shares of common stock of Pledgor issued to Secured Party pursuant to the Purchase Agreement, and (ii) all shares of common stock of Pledgor owned by the Secured Party obtained as payment or upon conversion of the Promissory Note.

ARTICLE 4
VOTING; DISTRIBUTIONS

Voting

4.01.        ntil the date of an Event of Default, if any, the Pledgor shall have the right to vote the Equity for all purposes. If requested by the Pledgor, the Secured Party shall execute and deliver to the Pledgor any proxies and authorizations reasonably required to confirm the voting rights of the Pledgor during this period.

Distributions

4.02.        All distributions paid upon the Equity shall belong to the Pledgor until the date of an Event of Default.

ARTICLE 5
RELEASE OF COLLATERAL

Release of Collateral

5.01.        Upon payment and performance in full of all of the Obligations, the Secured Party shall release the Collateral from any obligation hereunder and shall file one or more termination statements for the Collateral in all public offices in which financing statements for the Collateral have been filed.

5.02.        Upon notice by Secured Party to Pledgor pursuant to Section 9.03 of the Purchase Agreement, this Agreement shall become null and void and of no further force and effect.

ARTICLE 6
MISCELLANEOUS

No Waiver of Rights or Remedies

6.01.        No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

Severability

6.02.        Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be valid, binding, and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

Notices

6.03.        Any notices of other communications required or permitted by this Agreement shall be furnished as set forth in the Purchase Agreement.

Assignment

6.04.        This Agreement and the Security Interest created by this Agreement shall be assignable by the Secured Party, and shall inure to the benefit of Secured Party’s legal representatives, successors and assigns. Pledgor may not assign its obligations hereunder.

Choice of Law; Venue

6.05.        It is the intention of the parties that the laws of Nevada should govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEVADA OR OF THE UNITED STATES LOCATED IN STOREY COUNTY, NEVADA AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY SUBJECT HERETO, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE PARTIES FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE OTHER PARTY, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING IN TIDS SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF THE PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THE PARTIES MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH TIDS SECURITY AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION 6.05 AND HEREBY FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Paragraph Headings

6.06.        Paragraph and other headings contained in this Agreement are for purposes of reference and convenience only and shall not affect in any way the meaning of this Agreement or its interpretation.

Prevailing Party

6.07.        If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

Drafting

6.08.        Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

Expenses

6.09.        Pledgor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses including the reasonable fees and disbursement of Secured Party’s counsel and of any experts and agents, which Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

Non-Judicial Remedies

6.10.        In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces, and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at Secured Party’s option.

Other Resources

6.11.        Pledgor waives any right to require Secured Party to proceed against any other person or entity, exhaust any Collateral or other security for the Obligations, or to have any other person or entity joined with Pledgor in any suit arising out of the Obligation Documents or this agreement or pursue and other remedy in Secured Party’s power. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any other indebtedness hereby secured. Until all of the Obligations shall have been satisfied, Pledgor shall have no right to subrogation. Pledgor authorizes Secured Party, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor’s liability hereunder from time to time to (a) take or hold any other property of any type from any other person or entity as security for the Obligations and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any other maker in respect to any or all of the Promissory Note or other security for the Promissory Note, (d) waive, enforce, modify, amend or supplement any of the provisions of any other agreement, and (e) release or substitute any maker or guarantor.

Preservation of Rights

6.12.        No failure on the part of Secured Party lo exercise. and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver then: of; nor shall any signed or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manna impair or affect any other security for the Obligations. The rights and remedies of Secured Party provided her= and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Secured Party under any Obligation Document against any party thereto ere not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other person or entity.

Survival of Agreements

6.13.        All representations and warranties of Pledgor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents.

Counsel

6.14.        COUNSEL. EACH PARTY ACKNOWLEDGES THAT THE PARTIES ARE EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES. OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT EACH PARTY HAS BEEN ADVISED OF 1HEIR RIGHT TO RETAIN LEGAL COUNSEL, AND THAT EACH PARTY HAS EITHER BEEN REPRESENTED BY LEGAL COUNSEL PRIOR TO THEIR EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

PLEDGOR:

XCF GLOBAL CAPITAL, INC.

By:	/s/ Joseph Cunningham
Name:	Joseph Cunningham
Title:	President

SECURED PARTY:

RESC RENEWABLES HOLDINGS, LLC

By:	/s/ Randall Soule, Manager
Randall Soule, Manager